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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
CAPITAL CORP OF THE WEST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPITAL CORP OF THE WEST
550 West Main Street
P.0. Box 351
Merced, CA 95341-0351

March 8, 2004

Dear Shareholder:

        You are cordially invited to attend the annual meeting of shareholders of Capital Corp of the West (the Company) to consider and vote upon (1) a proposal to elect four Class II directors; (2) a proposal to increase the number of shares available for grants of stock options; and (3) such other business as may properly come before the meeting.

        The meeting will take place at 7:00 p.m. local time on April 13, 2004, at the Capital Corp of the West/County Bank headquarters on the 3rd floor at 550 W. Main Street (between M and Canal streets), Merced, California.

        Enclosed are the Secretary's Notice of this meeting, a Proxy Card, the Proxy Statement describing the proposals, and a return envelope. Also enclosed is a copy of the Company's 2003 Annual Report to shareholders.

        We encourage you to attend this meeting. Whether or not you are able to attend, please complete, date, sign, and return promptly the enclosed Proxy Card so that your shares will be represented at the meeting. You may also vote your shares by utilizing the toll free number listed on the Proxy Card or via the Internet by utilizing the Control Number listed on the Proxy Card. You may also vote at the meeting. If you choose to do so, please bring to the meeting the enclosed Proxy Card and proof of your identify. If you chose to vote in this alternative manner, there is no need to return your Proxy Card. I look forward to seeing you.

Very truly yours,

Thomas T. Hawker President and Chief Executive Officer

CAPITAL CORP OF THE WEST
Merced, California 95341-0351
March 8, 2004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The Annual Meeting of the Shareholders of Capital Corp of the West (Capital Corp) will be held on Tuesday, April 13, 2004, at 7:00 p.m. local time at the Capital Corp of the West/County Bank headquarters on the 3rd floor at 550 W. Main Street (between M and Canal streets), Merced, California. The meeting will be held for the following purposes:

  1.
  To elect four Class II directors;

  2.
  To increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 2002 Stock Option Plan;

  3.
  To consider and act upon such other matters as may properly come before such meeting or any adjournment thereof.

        Holders of Capital Corp common stock of record at the close of business on February 27, 2004 are entitled to notice of and to vote at the meeting.

        YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card and return it promptly in the envelope provided, whether or not you plan to attend the meeting. Shareholders of Record may vote by utilizing the toll free number 1-866-416-8422 and the "Control Number" listed on the Proxy Card. Instructions for utilizing for the toll free number are listed on the Proxy Card. You may also vote via the Internet by following the instructions listed on the Proxy Card. Voting via telephone and Internet will be suspended 24 hours prior to the meeting date. This Proxy Statement is distributed by and the enclosed proxy is solicited on behalf of the Board of Directors of Capital Corp.

By Order of the Board of Directors,

Denise Butler Corporate Secretary

PROXY STATEMENT OF
CAPITAL CORP OF THE WEST FOR THE ANNUAL MEETING OF SHAREHOLDERS
P.O. Box 351
550 West Main St.
MERCED, CALIFORNIA 95341-0351
(209) 725-2269
March 8, 2004

        This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 12, 2004.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND THE ANNUAL MEETING

Q:  Why am I receiving these materials?

        A:  The Board of Directors of Capital Corp of the West is providing these proxy materials for you in connection with the Company's 2004 annual meeting of shareholders. As a shareholder, you are invited to attend the meeting and are entitled to and requested to vote on the proposals described in this proxy statement.

Q:  What information is contained in these materials?

        A:  The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and executive officers, and certain other required information. Our 2003 Annual Report is also enclosed.

Q:  What shares can I vote?

        A:  You may vote all shares you owned as of the close of business on February 27, 2004, the Record Date. These shares include (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a stockbroker or bank. Shares purchased through the Capital Corp of the West Employee Stock Ownership Plan for your account are voted by the trustee(s) of the plan at your direction.

Q:  What is the difference between holding shares as a shareholder of record and as a beneficial owner?

        A:  Most shareholders hold shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

        If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to vote by proxy or to vote in person at the meeting. The Company has enclosed a Proxy Card for you to use.

Beneficial Owner

        If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. If you wish to vote these shares at the meeting, you must contact your bank or broker for instructions as to how to do so. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares on your behalf.

Q:  How can I vote my shares in person at the meeting?

        A:  Shares held directly in your name as the shareholder of record may be voted in person at the annual meeting. If you choose to attend the meeting, please bring to the meeting the enclosed Proxy Card and proof of your identity.

        Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held in street name can be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

Q:  How can I vote my shares without attending the meeting?

        A:  Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting your voting instructions to your broker or nominee. In most instances you will be able to do this by telephone or by mail. Please refer to the summary instructions below and those included on your Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee.

        By Internet—If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the Proxy Card.

        By Telephone—If you live in the United States or Canada, you may submit your proxy by following the "Vote by Phone" instructions on the Proxy Card.

        By Mail—You may do this by returning your signed Proxy Card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage pre-paid and addressed envelope. If you provide specific voting instructions on the Proxy Card, your shares will be voted as you instruct. If you sign the Proxy Card but do not provide instructions, your shares will be voted as described below in "How are votes counted?"

Q:  Can I change my vote?

        A:  You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the annual meeting and voting in person. Also, you may file with the Secretary of the Company a written notice of revocation at any time before your proxy is exercised at the meeting. Attendance at the meeting will not cause your previously granted proxy to be automatically revoked unless you specifically so request or unless you vote at the meeting. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee. Your changed voting instructions must be received sufficiently in advance of the meeting to allow your vote to be changed.

Q:  How are votes counted?

        A:  In the election of directors you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees or all of the nominees. If you sign your Proxy Card with no further instructions, your shares will be voted in accordance with the recommendation of the Board ("FOR" all of the Company's nominees to the Board, "FOR" Proposal Two and at the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:  What does it mean if I receive more than one proxy or voting instruction card?

        A:  It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive so that all your shares will be represented at the meeting.

Q:  Is my vote confidential?

        A:  Generally proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board.

INFORMATION CONCERNING PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Corp of the West ("Capital Corp" or the "Company") of proxies to be voted at the Annual Meeting of Shareholders of Capital Corp (the "Meeting") and any adjournments or postponements thereof. At the Meeting, the Shareholders of Capital Corp will be asked to (1) elect four Class II directors; and (2) approve a proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 2002 Stock Option Plan ("the Stock Option Plan"); (3) act upon such other matters as may properly come before such meeting or any adjournment thereof.

Date, Time and Place of Meeting

        The Meeting will be held on April 13, 2004 at 7:00 p.m. at the headquarters of Capital Corp of the West/County Bank at 550 W. Main Street, 3rd Floor (between M and Canal streets), Merced, California.

Record Date and Voting Rights

        Only holders of record of Capital Corp common stock at the close of business on February 27, 2004 (the "Record Date") are entitled to notice of the Meeting and to vote at the Meeting. At the Record Date, there were approximately 2,100 shareholders of record and 5,679,192 shares of Capital Corp common stock outstanding and entitled to vote. Directors and executive officers of Capital Corp and their affiliates owned beneficially as of the Record Date an aggregate of 435,348 shares or approximately 7.3% of the outstanding Capital Corp common stock (including shares subject to vested options).

        Each shareholder is entitled to one vote for each share of common stock he or she owns. In the election of directors, the nominees receiving the greatest number of votes will be elected. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the Meeting but with respect to which the nominee is not authorized to vote on a particular proposal) will not be counted, except for quorum purposes, and will have no effect on the election of directors.

Voting by Proxy; Revocability of Proxies

        Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by proxy even if they attend the Meeting. All proxies that are properly executed and returned, unless revoked, will be voted at the Meeting in accordance with the instructions indicated thereon or, if no direction is indicated, for the election of the Board's nominees as directors and for Proposal Two. The execution of a proxy will not affect the right of a shareholder to attend the Meeting and vote in person. A person who has given a proxy may revoke it at any time before it is exercised at the Meeting by filing with the Secretary of the Company a written notice of revocation or a proxy bearing a later date or by attendance at the Meeting and voting in person. Your changed voting instructions must be received sufficiently in advance of the meeting to allow your vote to be changed. Attendance at the Meeting will not, by itself, revoke a proxy.

        Shareholders of Record may vote by utilizing the toll free number 1-866-416-8422 and the "Control Number" listed on the Proxy Card. Instructions for utilizing the toll free number are listed on the Proxy Card. You may also vote utilizing the Internet by accessing www.computershare.com/us/proxy, entering the Control Number and following the simple instructions. Voting via telephone and the Internet will be suspended 24 hours prior to the Meeting date. We have been advised by counsel that these telephone and Internet voting procedures comply with California law.

Quorum and Adjournments

        Fifty percent of the shares entitled to vote, represented in person or by proxy, constitutes a quorum. The Meeting may be adjourned, even if a quorum is present, by the vote of the holders of a majority of the shares represented at the Meeting in person or by proxy. In the absence of a quorum at the Meeting, no other business may be transacted at the Meeting.

        Notice of the adjournment of the Meeting need not be given if the time and place thereof are announced at the Meeting, provided that if the adjournment is for more than 45 days, or after the adjournment a new record date is fixed for the adjourned Meeting, a notice of the adjourned Meeting shall be given to each shareholder of record entitled to vote at the Meeting. At an adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

Solicitation of Proxies

        The proxy relating to the Meeting is being solicited by the Board. Capital Corp will pay the cost of printing and distributing this Proxy Statement. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of Capital Corp common stock beneficially owned by others to forward to such beneficial owners. Capital Corp may reimburse such persons for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Capital Corp, who will not be additionally compensated therefore. The Company will pay the cost of all proxy solicitation.

PROPOSAL ONE: ELECTION OF DIRECTORS

        The Bylaws of Capital Corp provide that the number of directors of Capital Corp may be no less than nine and no more than twelve. The exact number of directors within this range may be changed by action of the Board of Directors or the shareholders. The number of directors is currently fixed at ten.

NOMINEES FOR DIRECTOR

        The Board of Directors is classified into three classes with staggered three-year terms. The four persons named below will be nominated for election as Class II Directors to serve until the Annual Meeting in the year 2007 and until their successors are duly elected and qualified. The four candidates receiving the greatest number of votes will be elected for three-year terms. Robert Salazar, a new Class II director nominee, was recommended by a non-management director.

John D. Fawcett
Thomas T. Hawker
Curtis A. Riggs
Roberto Salazar

        If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

        The following table provides information with respect to each person that is being nominated and recommended to be elected by the current Board, as well as existing directors of Capital Corp whose terms do not expire at the time of the Meeting. Reference is made to the section entitled "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of the nominees.

Name/Class	Age	Director Since		Business Experience During Past Five Years
Dorothy L. Bizzini, I	69	1992		Partner in Atwater/Merced Veterinary Clinic, Inc.; Owner Of Dorothy Lee Apartments; Director of Bloss Memorial Health Care District; Chairman of Central Valley Dental Clinic
Jerry E. Callister, I	61	1991	(1)
				Partner, Callister & Hendricks, Inc., a professional law corporation, Manager, Tioga Properties, LLC; Callister & Hendricks, General Partnership, a professional law partnership; and Partner, Yosemite Highlands, real estate investments
Gerald L. Tahajian, I	63	2001		President, Gerald Lee Tahajian, Inc., a professional law corporation
John D. Fawcett, II	55	1995		President and Manager, Fawcett Farms, Inc.
Thomas T. Hawker, II	61	1991		President/CEO Capital Corp and County Bank
Curtis A. Riggs, II	55	2000		CEO VIA Adventures, a transportation company; CEO Merced Transportation Company, school bus service; CEO Carskaddon Enterprises, Inc., a leasing company
G. Michael Graves, III	52	2001		Principal, Pacific Resources, Inc., a financial, strategic planning, accounting and administrative management firm
Roberto Salazar, II	66			Owner/director of the Central Valley Employee Assistance Program
James W. Tolladay, III	72	1991		Consultant and former senior partner, Tolladay, Fremming & Parson, a civil engineering consulting firm
Tom A.L. Van Groningen, III	70	1999		Consultant, educator, Director of Modesto Irrigation District; Chairman of the Board of Capital Corp

(1)
Previously served on the Board of Directors from 1977 to 1985.

        No family relationships exist among any of the directors or executive officers of the Company. No director or person nominated to become a director is a director of any other public company or registered investment company.

Recommendation of the Board of Directors

        The Board of Directors urges you to vote FOR PROPOSAL ONE.

Board Structure and Corporate Governance

Board Independence

        Each of the members of the Company's Board of Directors has been determined by the board to be independent under the rules of NASDAQ governing the independence of directors, with the exception of Thomas T. Hawker.

        Therefore, a majority of the directors are independent, as required by the rules of NASDAQ.

Annual Meeting Attendance

        All directors are expected to attend each annual meeting of the Company's shareholders, unless attendance is prevented by an emergency. Nine of the ten Company's directors who were in office at that time attended the Company's 2003 annual meeting of shareholders.

Contacting the Board

        Shareholders may address inquiries to any of the Company's directors or the full board by writing to:

  Corporate Secretary
  Capital Corp of the West
  P.O. Box 351
  550 West Main Street
  Merced CA 95341-0351

        All communications are sent directly to the directors to whom they are addressed or to the full board as applicable.

        For 2003, the Capital Corp Board of Directors held twelve regularly scheduled meetings. The Company has an Executive Committee, a Director Nomination Committee, a Compensation and Benefits Committee and an Audit Committee. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees of the Board on which he or she served (during the period for which they served).

Executive Committee

        The primary function of the Executive Committee is to act as a vehicle for communication between the Board and the President and Chief Executive Officer. Mr. Van Groningen (Chairman), Ms. Bizzini, Mr. Fawcett, and Mr. Tolladay are members of the Executive Committee. During 2004, the Executive Committee held a total of twelve meetings.

Nomination of Directors; Director Nomination Committee

        The Company has a Director Nomination Committee. The purpose of this committee is to oversee the search for qualified individuals to serve on the board and to recommend to the entire board appropriate replacement(s) when a vacancy(s) occurs on the board. The committee is comprised of Ms. Bizzini (Chairperson), Mr. Tahajian, Mr. Tolladay, and Mr. Van Groningen. The Committee has a charter which can be accessed on the Company's website at the following address: http:/www.ccow.com/the company.htm.

        The Company seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of the Company. The Director Nomination Committee reviews from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board.

        The Company will consider director nominees recommended by shareholders who adhere to the following procedure. The Company's Bylaws provide that any shareholder must give written notice to the President of Capital Corp of an intention to nominate a director at a shareholder meeting. The notice must be received by 21 days before the meeting or 10 days after the date of mailing of notice of the meeting, whichever is later. The Bylaws contain additional requirements for nominations. A copy of the requirements is available upon request directed to the President of Capital Corp.

        The Company identifies new director candidates from prominent business persons and professionals in the communities it serves. The Director Nomination Committee also has the authority, to the extent it deems necessary or appropriate, to retain a search firm to be used to identify director candidates. The Company considers nominees of shareholders in the same manner as other nominees.

Compensation and Benefits Committee

        The purpose of the Compensation and Benefits Committee is to (i) discharge the Board's responsibilities relating to the compensation of the Company's officers, (ii) oversee the administration of the Company's compensation and benefits plans, in particular the incentive compensation and equity-based plans of the Company (and, to the extent appropriate, the significant subsidiaries of the Company) and (iii) prepare the annual report on executive compensation required by the rules and regulations of the SEC to be included in the Company's annual proxy statement.

Audit Committee

Composition

        The Audit Committee is comprised of Mr. Graves (Chairman), Mr. Callister, Mr. Riggs and Mr. Tahajian. Each member of the Audit Committee is independent under the rules of NASDAQ governing the independence of directors and the independence of audit committee members, including the "audit committee financial expert" discussed below.

Audit Committee Financial Expert

        The board has determined that Mr. Graves has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in a connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

        Therefore, the board has determined that Mr. Graves meets the definition of "audit committee financial expert" under the rules of the SEC and is "financially sophisticated" under NASDAQ rules. The determination is based on Mr. Graves experience as a Certified Public Accountant and his business experience.

        Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section II of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the Audit committee or board of directors.

Committee Functions

        The primary function of the Audit Committee is to monitor the integrity and timeliness of the Company's financial reporting process.

Meeting Attendance

        The Committee held eight meetings during 2003.

Pre-approval Policies

        The Committee reviews and pre-approves all auditing services provided by the Company's independent auditors as well as all non-audit services to be performed by auditors (including any management consulting engagements, unless: (i) the aggregate amount of all non-audit services constitutes not more than 5 percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the non-audit services are provided; (ii) the services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) the services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

        In no event may an auditor provide any of the following non-audit services, even with consent of the Committee:(i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services; (viii) legal services and expert services unrelated to the audit; and(ix) any other service that the Board determines, by regulation, is impermissible.

        If the Committee approves any non-audit service to be performed by the independent auditor, it shall be disclosed in a report on Form 10-K, 10-Q or 8-K, as appropriate.

Auditor Fees

Category of Services	Fiscal Year 2002	Fiscal Year 2003
Audit fees(1)	$108,150	$148,500
Audit-related fees(2)	—	—
Tax fees(3)	$25,800	$21,970
Subtotal	$133,950	$170,470
All other fees(4)	$216,000	—

(1)
Services include the audit of the Company's annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the accountant in connection with statuary and regulatory filings for engagements.

(2)
Services include assurance and related services by the auditor that are reasonably related to the performance of the audit or review of the Company's financial statements and are not report under "Audit Fees."

(3)
Services include tax compliance, tax advice, and tax planning. Services in this category rendered during 2002 and 2003 include time and materials for the preparation, review and filing of the Company's federal and California state tax returns (including tax returns for the Company's Real

  Estate Investment Trust), quarterly review of estimated tax payments and support related to tax audits by federal or state agencies.

(4)
Services include other services (and products) provided by the auditors, other than the services reported above in this table. Services in this category rendered during 2002 included the design, implementation and post implementation work for the Company's Real Estate Investment Trust and time and materials for compliance and testing of state tax credits related to enterprise zone hiring tax credits, sales tax credits and interest deductions.

Report of the Audit Committee

        The Audit Committee operates under a charter adopted by the board that is attached as Appendix A to this proxy statement.

        The Audit Committee reviewed and discussed the audited financial statements and related judgements with management and the outside auditors.

        The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380).

        The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Board Standards No. 1, Independence Discussions with Audit Committees), and has discussed with the independent accountant the independent accountant's independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to the full Board the inclusion of the financial statements in the Company's Annual Report on Form 10-K.

        The Company's Audit Committee has considered whether KPMG LLP's provisions of the services described above under "Auditor Fees" are compatible with maintaining the independence of KPMG LLP.

/s/ G. Michael Graves /s/ Jerry E. Callister /s/ Curtis A. Riggs /s/ Jerry L.Tahajian

Director Attendance and Compensation

        During 2003, non-employee directors received $700 per meeting for their attendance at regular Board meetings, $400 per meeting for attendance at Special Board meetings, $350 per Committee meeting, a $800 monthly retainer fee, $200 Committee Chair fee, and a $50-$120 (depending on distance) monthly car allowance. The Audit Committee chair receives a $500 monthly chair fee. The Chairman of the Board also receives an additional $700 monthly fee. In addition to board fees, Capital Corp pays $1,000 annual retainer fees to directors who serve on the County Bank Foundation Board. County Bank Foundation is a charitable foundation set up by County Bank to provide financial assistance to charitable programs and agencies within the communities the Bank serves. Employee directors do not receive fees. Capital Corp directors earned a total of $364,082 in director fees during 2003.

        The Company also maintains a non-qualified deferred compensation plan for members of the Board of Directors of the Company and County Bank under which Directors may defer their board fees. Deferred amounts are credited with interest at the prime rate. If a Director leaves after ten years of service, the Bank pays a stated benefit (ranging from $13,810 to $19,344 per year) based on individual contributions in lieu of the actual amount in the Director's account. If a Director leaves before ten years for any reason other than death, the Bank pays the Director the actual value of the account, including interest. Upon reaching retirement age, the Company will pay these retirement benefits over a ten-year period. In the case of death, the beneficiary would receive the same as the retired director would receive. The plan is funded by several single premium universal life insurance policies that provide life insurance on certain Directors, with the Company named as the owner and beneficiary of these policies. The Bank has a Rabbi trust and specific life insurance contracts have been irrevocably assigned to the trust in support of the deferred compensation benefits.

Executive Officers of Capital Corp

        Set forth below is certain information with respect to each of the executive officers of Capital Corp.

Name	Age	Positions and Offices	Executive Officer Since
Thomas T. Hawker	61	President, CEO and Director*	1991
R. Dale McKinney	58	Executive Vice President/Chief Financial Officer*	1999
Michael T. Ryan	52	Executive Vice President/Chief Administration Officer*	2003

        Set forth below is certain information with respect to the executive officers of County Bank, a subsidiary of Capital Corp.

Name	Age	Positions and Offices	Executive Officer Since
Ed J. Rocha	51	Executive Vice President/Chief Operating Officer	1997
James M. Sherman	67	Executive Vice President/Chief Credit Officer	1999

*
These individuals also serve in their stated capacities for County Bank.

        A brief summary of the background and business experience of the executive officers of Capital Corp and its subsidiaries is set forth below.

        THOMAS T. HAWKER became County Bank's President and Chief Executive Officer in 1991 and President and Chief Executive Officer of Capital Corp in 1995. Prior to that he served as President and Chief Executive Officer of Concord Commercial Bank from 1986-1991.

        R. DALE MCKINNEY became Capital Corp's Executive Vice President and Chief Financial Officer in 2001. He was the Company's Senior Vice President/Chief Financial Officer from 1999 to 2001. During 1998, Mr. McKinney was subject to a non-compete agreement with MBNA Corporation. In 1996-1997 he served as Senior Vice President-Finance for MBNA Corporation and from 1993-1995 he served as Senior Vice President-Finance for MBNA Information Services.

        ED J. ROCHA became County Bank's Executive Vice President/Chief Operating Officer in 2003. He was the Bank's Executive Vice President/Chief Banking Officer from 2000 to 2002. He was the Bank's Senior Vice President/Chief Banking Officer from 1997-1999. He served as Vice President and Regional Manager for the Bank from 1995-1997. He served as Senior Vice President/Branch Administrator for Pacific Valley National Bank from 1989-1995.

        JAMES M. SHERMAN became Executive Vice President/Chief Credit Officer for County Bank in 2001. He was the Bank's Senior Vice President/Chief Credit Officer from 1999 to 2001. Prior to that he served as Vice President of San Jose National Bank from 1994 to 1998.

        MICHAEL T. RYAN became County Bank's Executive Vice President / Chief Administrative Officer in January, 2003. He was the Bank's Senior Vice President / Chief Administrative Officer from November, 2000 to January 2003. From 1996 - 2000, he served as First Vice President for Corus Bank in Chicago, IL. From 1987 - 1996, he held various regional management and consulting positions for Unisys Corporation in the financial line of business.

Beneficial Ownership of Management

        The following table shows the number and percentage of shares beneficially owned (including shares subject to options exercisable currently or within 60 days of the Record Date, February 27, 2004) by each director nominee, current director and named executive officer of the Company and all directors and executive officers as a group.

	Beneficially Owned(1)
Name of Beneficial Owner
	Amount		Percentage
Dorothy L. Bizzini	44,368	(2)	*
Jerry E. Callister	17,384	(3)	*
John D. Fawcett	24,471	(4)	*
G. Michael Graves	11,876	(5)	*
Thomas T. Hawker	125,935	(6)	2.1%
Roberto Salazar	3,320	(7)	*
R. Dale McKinney	40,884	(8)	*
Curtis A. Riggs	17,549	(9)	*
Ed J. Rocha	37,406	(10)	*
James M. Sherman	25,953	(11)	*
Gerald L. Tahajian	17,040	(12)	*
James W. Tolladay	24,206	(13)	*
Tom A.L. Van Groningen	20,424	(14)	*
Michael T. Ryan	24,532	(15)	*
All Directors and Executive Officers of the Company as a Group (14 in number)	435,348		7.3%

        The address for all persons is Capital Corp of the West, 550 West Main Street, P.O. Box 1191, Merced, California, 95341-0351.

*
Indicates that the percentage of outstanding shares beneficially owned is less than one percent (1%).

1)
Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, February 27, 2004), directly and indirectly together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investing power with respect to such shares unless otherwise noted.

2)
Includes 17,412 shares held as trustee in the Bizzini Family Trust, 2,597 shares held with spouse, 19,089 shares held in pension plan and 7,867 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

3)
Includes 11,948 shares held as trustee in the Jerry Callister and Kathryn Callister Family Trust, 1,214 shares as trustee of an outside trust; and 4,222 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

4)
Includes 8,795 shares held individually, 1,380 shares held with spouse and 14,296 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

5)
Includes 4,182 shares held in joint tenancy with spouse and 7,694 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

6)
Includes 41,212 shares held in trust; 3,735 shares held by his spouse's IRA; 19,215 held in Mr. Hawker's IRA; 2,205 shares held in joint tenancy with spouse; 1,867 shares held with daughter jointly; 8,488 shares held through the Company ESOP; 15,312 shares held through the Company 401(k); and 33,901 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

7)
Includes 1,744 shares held individually and 1,576 shares under stock options which are exercisable currently or within 60 days of February 27, 2004

8)
Includes 28,651 shares held in trust; 1,765 shares held through the Company ESOP; 2,011 shares through the Company 401(k); and 8,457 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

9)
Includes 1,239 shares held individually; 2,931 shares held in a family trust; 5,685 shares held in the name of spouse and minor children; and 7,694 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

10)
Includes 5,782 shares held in an IRA; 3,183 shares held through the Company ESOP, 5,945 shares in the Company 401(k); and 23,071 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

11)
Includes 578 shares held jointly with spouse; 1,745 shares held through the Company ESOP; 559 shares through the Company 401(k); and 22,152 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

12)
Includes 3,467 shares held in a family trust; 7,035 shares held in a corporate profit sharing plan; and 6,538 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

13)
Includes 16,959 shares held individually in an IRA; 3,025 shares held jointly with his spouse; and 4,222 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

14)
Includes 11,807 shares held in a family trust and 8,617 shares under stock options which are exercisable currently or within 60 days of February 27, 2004.

15)
Includes 2,800 shares held in Ryan Family Trust, 430 shares held through the Company ESOP, 506 shares held in the Company 401(k), and 20,796 share under stock options which are exercisable currently or within 60 days of February 27, 2004.

Principal Shareholders

        As of December 31, 2003, no individuals known to the Board of Directors of Capital Corp owned of record or beneficially more than five percent of the outstanding shares of common stock of Capital Corp, except as described below:

Stock Name and Address	Number of Shares Beneficially Owned	Percentage of Outstanding Beneficially Owned
1867 Western Financial Corporation P.O. Box 1110 Stockton, CA 95201-1110	649,951	11.5%
BANC Funds 208 S LaSalle St, Ste 1680 Chicago IL 60604	301,212	5.3%

Compensation and Other Transactions with Management and Others

        The following information is furnished with respect to the aggregate compensation paid to the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Credit Officer and Chief Administrative Officer of Capital Corp or its subsidiary County Bank during 2003. No other executive officer of Capital Corp or its subsidiaries received aggregate salary and bonus of $100,000 or more in 2003.

Summary Compensation Table

Long Term Compensation
		Annual Compensation(1)				Securities Underlying Stock Options Granted (Number of Shares)
Name & Principal Position							All Other Compensation(2)
	Year	Salary		Bonus
Capital Corp of the West
Thomas T. Hawker President/CEO	2003 2002 2001	$ $ $	264,800 257,927 209,668	$ $ $	161,320 60,000 99,317	7,350 7,717 8,102	$ $ $	11,000 10,750 9,425
R. Dale McKinney EVP/Chief Financial Officer	2003 2002 2001	$ $ $	168,694 157,694 143,454	$ $ $	62,205 43,500 51,714	7,350 3,858 4,050	$ $ $	11,000 10,750 9,425
Michael T. Ryan EVP/Chief Administrative Officer	2003 2002 2001	$ $ $	153,056 136,787 118,022	$ $ $	54,366 40,000 2,500	7,350 3,858 4,050	$ $ $	11,000 10,131 740
County Bank
Ed J. Rocha EVP/Chief Operating Officer	2003 2002 2001	$ $ $	167,882 152,256 137,129	$ $ $	60,060 43,000 50,000	7,175 3,858 4,050	$ $ $	11,000 10,750 9,425
James M. Sherman EVP/Chief Credit Officer	2003 2002 2001	$ $ $	163,173 152,256 138,129	$ $ $	65,604 42,000 50,000	7,350 3,858 4,050	$ $ $	11,000 10,750 9,425

(1)
The incremental cost to the Company of providing incidental personal benefits to those executives noted above did not exceed 10% of the compensation to any of those reported above for each of the three years disclosed above.

(2)
Includes Company contributions to ESOP and 401(k) plans.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

        Pursuant to his employment contract effective January 1, 2002 through December 31, 2004, Mr. Hawker received a base salary of $260,000, adjusted annually for cost of living allowances and other salary increases if approved by the Board, use of a Company-owned automobile, medical, dental and disability insurance benefits available to the Company's employees generally and participation in the Company's other compensation plans such as its incentive compensation program, 401(k) plan, stock option plan and ESOP plan. Pursuant to his employment contract, should Mr. Hawker be terminated for reasons other than for cause, he would receive a severance payment equal to one year's then-current salary plus continuation of insurance benefits for one year. He will be entitled to receive grants of 7,000 incentive stock options on January 1, 2002, 2003 and 2004 at the then market value of the Company's stock if he is still actively employed by the Company. Each stock option will vest 25% on grant and 25% each year thereafter. In addition, in the event of an acquisition of Capital Corp, Mr. Hawker's employment contract will automatically terminate and Mr. Hawker will receive an acquisition payment equal to eighteen months' then-current salary plus continuation of insurance benefits for eighteen months.

        Effective February 14, 2001, all other executive officers are covered by a one-year severance package in case of a change in control of the Company.

        In addition, Capital Corp provides Mr. Hawker and all executive officers with salary continuation plans. This is a non-qualified executive benefit plan pursuant to which the Company has agreed to pay retirement benefits to the executive officers in return for their continued satisfactory performance. It is an unfunded plan; the executive has no rights under the agreements beyond those of a general creditor of the Company. The plan is funded by single premium universal life insurance policies. The Bank has a Rabbi trust and specific life insurance contracts have been irrevocably assigned to the trust in support of the deferred compensation benefits. As of the date of this proxy statement, Mr. Hawker is 65% vested in a benefit of $150,000 per year for a period of fifteen years. Mr Hawker will be 100% vested as of December 31, 2007. Mr. McKinney is 50% vested in a benefit of $85,000 per year for a period of fifteen years. Mr. McKinney will be 100% vested as of December 31, 2008. Mr. Rocha is 62% vested in a benefit of $85,000 for a period of fifteen years. Mr. Rocha will be 100% vested as of December 31, 2012. Mr. Sherman is 65% vested in a benefit of $60,000 for a period of 10 years. He will be 100% vested as of March 15, 2005. Mr. Ryan is 0% vested in a benefit of $85,000 for a period of fifteen years. He will be 100% vested as of December 31, 2012. Should any of the executive officers terminate their employment or be terminated without cause, the executive would be entitled to distributions equal to the vested amount of the benefits under the terms and conditions of the agreement. Should any executive be terminated for cause, no benefit would be payable under the plan. All benefits under the plan 100% vest in the event of a change of control.

Stock Options

Option/SAR Grants in the Last Fiscal Year

Name	Number of Securities Underlying Options/SARS Granted(1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price $/Sh(2)		Expiration Date	Grant Date Present Value
Thomas T. Hawker	7,350	9.57%		$22.40	01/28/2013		$9.01
R. Dale McKinney	3,675 3,675	4.78% 4.78%	$ $	21.92 22.92	01/02/2013 02/10/2013	$ $	8.82 9.22
Ed J. Rocha	3,675 3,500	4.78% 4.55%	$ $	21.92 33.52	01/21/2013 08/01/2013	$ $	8.82 13.48
James M. Sherman	3,675 3,675	4.78% 4.78%	$ $	21.92 22.92	01/21/2013 02/10/2013	$ $	8.82 9.22
Michael T. Ryan	3,675 3,675	4.78% 4.78%	$ $	21.92 22.40	01/02/2013 01/14/2013	$ $	8.82 9.01

(1)
The material terms of all option grants to named officers during 2003 are as follows: (i) all options are incentive stock options; (ii) all options have an exercise price equal to the fair market value on the date of grant; (iii) all options have a ten-year term and become exercisable as follows: 25% at date of issuance and 25% per year for the subsequent three years; and (iv) all must be exercised within 90 days following termination of employment or they expire.

(2)
Exercise price is determined by the average closing bid and ask prices on the date of grant.

(3)
The Black-Scholes option pricing model was used to estimate the Grant Date Present Value assuming (i) an expected dividend yield of 0%; (ii) an expected volatility of 27%; (iii) a risk-free interest rate of 4.75%; an option term of seven years.

        The following table shows the number and estimated value of the exercisable and unexercisable stock options for the executive officers listed previously and the number and value of shares received on exercise of options during 2003.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

Number of Securities Underlying Unexercised Options at December 31, 2003
Value of Unexercised in-the-money Options at December 31, 2003
Name	Shares acquired on exercise (#)	Value realized ($)
			Exercisable/unexercisable	Exercisable/unexercisable
Thomas T. Hawker	—	—	33,901/10,853	$871,997/$119,861
R. Dale McKinney	14,614	$540,649	8,457/ 7,263	$165,762/ $91,316
Ed J. Rocha	—	—	22,496/ 8,051	$609,602/ $76,595
James M. Sherman	—	—	23,071/ 7,263	$616,088/ $91,316
Michael T. Ryan	2,275	$74,051	23,071/ 7,263	$617,051/ $92,279

Employee Stock Ownership Plan

        The Board of Directors of Capital Corp has established, under Section 401(a) and 501(a) of the Internal Revenue Code of 1986, a qualified Employee Stock Ownership Plan ("ESOP") effective December 31, 1984. The purpose of the ESOP is to provide all eligible employees with additional incentive to maximize their job performance by providing them with an opportunity to acquire or increase their proprietary interest in Capital Corp and to provide supplemental income upon retirement. The ESOP is designed primarily to invest Capital Corp's contributions in shares of Capital Corp's Common Stock. All assets of the ESOP are held in trust for the exclusive benefit of participants and are administered by a committee appointed by the directors of Capital Corp. However, each participant has the right to direct the trustee as to the manner in which these shares of Capital Corp's stock which are credited to the account of each participant are to be voted. The Company has made and in the future intends to make periodic contributions to the ESOP in amounts determined by the Board of Directors. The Company cannot determine the effect, if any, on the market quotations of, or on the market in general for, Capital Corp's Common Stock which could result from future ESOP acquisitions of Capital Corp's shares. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

401(k) Plan

        The Board of Directors has established an employee profit sharing plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee profit-sharing plan is to provide all eligible employees with supplemental income upon retirement and to increase employees' proprietary interest in Capital Corp. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Company provides discretionary matching contributions equal to a percentage of the amount the employee elects to contribute. For 2003, the Company made contributions to the Plan in the amount equal to 25% of the amount of salary which an employee contributed to the Plan, up to the maximum employee contribution amount of 10% of salary, with the Company's contribution made payable in the form of Capital Corp Common Stock and subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. The Plan trustees, consisting of members of Capital Corp's management, administered the Plan. The amount of contributions for the benefit of the executive officers noted above is included in the Summary Cash Compensation table in the column entitled "All Other Compensation."

Compensation Committee Report

        The following is the report of the Company's Compensation and Benefits Committee. It is the duty of this Committee to administer the Company's incentive compensation programs, benefits plans, stock option plan and long-term compensation programs. In addition, the Committee reviews the compensation levels of members of management, provides input on the performance of management and considers management succession and related matters.

        The Committee reviews the reasonableness of compensation paid to senior officers of the Company. In doing so, the members of the Committee review surveys from various sources in regard to compensation levels for those senior officers.

        The Company's Chief Executive Officer's base salary and other benefits for 2003 were based primarily on the terms established under his employment agreement with the Company dated January 1, 2002, as described previously.

        In 1999 the Board established an incentive compensation plan for the Company's executive officers. The plan is reviewed by the Board annually and incentive compensation to be paid under the plan is based on the achievement of a bottom-line earnings target for the year approved in advance by the Board. It is the intent of the Board to renew the plan on an annual basis and to establish annual earnings targets.

        The granting of stock options is determined at the discretion of the Board based upon an officer's responsibilities and relative position in the Company.

        No voting member of the Committee is a former or current officer of the Company or any of its subsidiaries.

/s/ Tom A.L. Van Groningen—Chairman /s/ Dorothy Bizzini /s/ John D. Fawcett /s/ James W. Tolladay

Indebtedness of Management

        Certain of Capital Corp's directors and executive officers, as well as their immediate families, associates and companies in which they have a financial interest, are customers of, and have had banking transactions with, County Bank in the ordinary course of the Bank's business, and the Bank expects to have such ordinary banking transactions with these persons or entities in the future. In the opinion of the Bank's management, the Bank made all loans and commitments to lend included in such transactions in compliance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons and entities of similar creditworthiness, and these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Transactions with Management

        There are no other existing or proposed material transactions between Capital Corp and any of its directors, executive officers, nominees for election as a director, or the immediate families or associates of any of the foregoing persons. In accordance with its policies, Capital Corp obtains competitive bids for products and services from independent parties before selecting a vendor of such products and services.

Code of Ethics

        The Company has adopted a code of conduct governing the conduct of all its employees and directors. The Company has posted the code on its website and it may be accessed at the following address: http://www.ccow.com/thecompany.htm.

Stock Performance Graph

        The following graph compares the change on an annual basis in Capital Corp's cumulative total return on its common stock with (a) the change in the cumulative total return on stocks of companies included in the NASDAQ Composite Index for U.S. Companies, (b) the change in the cumulative total return on stocks as included in the SNL Securities "Western Bank Index", a peer industry group, and assuming an initial investment of $100 on December 31, 1998. All of these cumulative total returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the period. The common stock price performance shown below should not be viewed as being indicative of future performance.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16 (a) of the Securities Exchange Act of 1934 ("Exchange Act") requires each person (i) who owns more than 10% of any class of equity security which is registered under the Exchange Act or (ii) who is a director or one of certain officers of the issuer of such security to file with the Securities and Exchange Commission certain reports regarding the beneficial ownership of such persons of all equity securities of the issuer. Capital Corp has established a procedure to aid persons who are officers and directors of Capital Corp in timely filing reports required by the Exchange Act.

        The Board of Directors is required to disclose unreported filings from prior years of which the Board of Directors has knowledge.

        In 2003, Mr. Rocha filed one SEC Form 4 late, reporting one transaction, and Mr. Callister filed one Form 4 late, reporting one transaction.

PROPOSAL TWO:
INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS

        In 2002, the Board of Directors adopted the Capital Corp of the West Stock Option Plan (the "Stock Option Plan") which replaced the County Bank 1992 Stock Option Plan, which was adopted as the Stock Option Plan of Capital Corp of the West at the time Capital Corp of the West was formed as the bank holding company for County Bank. The purpose of the Plan is to encourage officers, employees and directors of the Company to acquire stock in the Company and to provide such persons with an additional incentive to promote the financial success of the Company, thereby creating shareholder value.

        The Stock Option Plan authorizes the Company to grant options that qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 and non-qualified stock options ("NQSO") to officers and employees of the Company. Non-employee directors are only eligible to receive NQSOs. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NQSOs.

        As of the date of this Proxy Statement, options to purchase 210,788 shares have been granted by the Board of Directors from the 2002 Stock Option Plan, with 58,273 shares remaining under the Stock Option Plan for future option grants. The Board of Directors is seeking shareholder approval to increase the number of options authorized under the Stock Option Plan in order to ensure that sufficient options will be available to adequately compensate the Company's employees and directors. The Board therefore requests that the shareholders authorize the issuance of up to an additional 275,000 options, which would bring the total number of options available for future grant under the Stock Option Plan to 333,273.

        The 269,061 options now issued or authorized for future issuance under the Stock Option Plan are equal to approximately 4.7% of the total number of shares currently outstanding. If Proposal Two is approved, there will be a total of 544,061 options authorized under the Stock Option Plan (including options previously issued) which would be equal to 9.6% of the Company's outstanding shares.

        Options are granted at not less than fair market value of the Company's common stock on the grant date. On February 27, 2004, the closing price of the Company's stock on the NASDAQ National Market was $39.15 per share. Options expire as specified in the Stock Option Plan or on such date as the Board of Directors may determine at the time of grant. However, options may not have a term in excess of ten years. Unless the Board of Directors terminates the Stock Option Plan earlier, it will terminate on April 23, 2012. The Company may not grant any options after the termination date, but termination will not affect any option previously granted.

        The Stock Option Plan is administered by the Board of Directors or by a committee appointed by the Board. The Board or the committee has the authority to construe and interpret the Stock Option Plan;

define the terms used therein; prescribe, amend and rescind rules and regulations related to administration of the Stock Option Plan; select from the eligible class of recipients under the Stock Option Plan the persons to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares subject to each option; and make all other determinations necessary or advisable for administration of the Stock Option Plan. Also, the Board or the committee may adopt such rules or guidelines as it deems appropriate to implement the Stock Option Plan. The determinations of the Board of Directors under the Stock Option Plan will be final and binding on all persons.

        Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising an NQSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of the Company's Common Stock on the date of exercise; the Company will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NQSO is exercised is subject to income tax withholding. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NQSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

        Generally, the option exercise price is payable in cash. With consent of the Board of Directors, common stock already owned by the optionee may be permitted as payment for the exercise. These non-cash methods of payment may be permitted if either (i) the stock options to be exercised are NQSOs or (ii) the stock options to be exercised are ISOs and the provisions of the stock option agreement covering such ISOs so permits. If the stock option agreement for an ISO does not otherwise specify, the exercise price for such options may be paid only in cash.

Securities Authorized For Issuance Under Equity Compensation Plans

        The information in the following table is provided as of the end of the fiscal year ended December 2003 with respect to compensation plans (including individual compensation arrangements) under which equity securities are issuable:

Equity Compensation Plan Information

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders	389,600	$14.66	58,273
Equity compensation plans not approved by security holders	—	—	—

Total	389,600	$14.66	58,273

Recommendation of the Board of Directors

        The Board of Directors urges you to vote FOR Proposal Two.

Independent Public Accountants

        The Audit Committee has selected KPMG LLP as the independent certified public accountants of Capital Corp for the fiscal year ended December 31, 2003. A representative of KPMG LLP is expected to attend the Meeting. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to appropriate shareholder inquiries.

Shareholder Proposals

        The deadline for submitting shareholder proposals for inclusion in Capital Corp's proxy statement and form of proxy for the 2005 annual meeting is November 8, 2004. The proposal must be received at Capital Corp's principal executive offices, 550 W. Main Street, Merced, California 95341-0351 by that date to be eligible for inclusion. Proposals must meet the requirements of applicable law, including Rule 14a-8 of the SEC's proxy rules.

        The proxies for the 2005 annual meeting may use their discretion in voting on any proposal raised from the floor of the 2005 annual meeting of which Capital Corp had no notice by January 22, 2005.

Other Matters

        The Board of Directors of Capital Corp knows of no other matters which will be brought before the Meeting, but if such matters are properly presented, proxies solicited hereby relating to the Meeting will be voted in accordance with the judgment of the persons holding such proxies. All shares represented by duly executed proxies will be voted at the Meeting.

        If any shareholder would like a copy of Capital Corp's Annual Report on Form of 10-K for the fiscal year ended December 31, 2003, it can be obtained without charge (except for certain exhibits) by contacting Denise Butler, Corporate Secretary, Capital Corp of the West, 550 West Main St., P.O. Box 351, Merced, California 95341-0351.

APPENDIX A

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
(As amended by the Board of Directors December 2003)

INTRODUCTION

        The Board of Directors of Capital Corp of the West (the "Company") recognizes that management is responsible for preparing the Company's financial statements and that independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, the independent auditors are ultimately accountable to the Audit Committee and management is ultimately accountable to the Audit Committee and the Board of Directors.

        Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

I.     AUDIT COMMITTEE PURPOSE

        The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance

  •
  Monitor the independence and performance of the Company's independent auditors and internal auditing department

  •
  Provide an avenue of communication among the independent auditors, management and the internal auditing department

  •
  Review areas of potential significant financial risk to the Company.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Chair of the Audit Committee is authorized and empowered to expend corporate funds to retain and secure independent auditors for the Company and such consultants, advisors, attorneys, investigatory services or other expert advice and assistance as the Audit Committee deems appropriate to carry out its duties under these resolutions and the Amended Charter, and in connection therewith the Chair of the Audit Committee is authorized and empowered to sign, execute and deliver any and all such checks, drafts, vouchers, receipts, notes, documents, contracts and any other instruments whatsoever as he or she shall deem appropriate, in the name and on behalf of the Company.

        Each of the officers of the Company, acting in consultation with and under the direction of the Chair of the Audit Committee, is authorized, empowered and directed to execute any and all documents and to take any and all actions as are necessary or appropriate to assist the Audit Committee in the execution of its duties and responsibilities under this Charter.

        Prior to the beginning of each fiscal year, the Chairman shall draft a proposed schedule of the Committee's activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the

Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.

II.    AUDIT COMMIITTEE COMPOSITION AND MEETINGS

        The Audit Committee shall be comprised of not less than three (3) nor more than six (6) directors as determined by the Board, all of whom shall be "independent directors." For purposes of determining independence, the following criteria shall be applied:

          "Family Member" means any person who is a relative by blood, marriage or adoption or who has the same residence.

          "Parent or subsidiary" is intended to cover entities that are consolidated with the Company's financial statements.

          "Independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

            (a)   a director who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company;

            (b)   a director who accepts or who has a Family Member who accepts any payments from the Company or any parent or subsidiary of the Company in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than compensation for Board service, payments arising solely from investments in the Company's securities, compensation paid to a Family Member who is an employee of the Company or a parent or subsidiary of the Company (but not if such person is an executive officer of the Company or any parent or subsidiary of the Company), benefits under a tax-qualified retirement plan, or non-discretionary compensation;

            (c)   a director who is a Family Member of an individual who is, or during the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

            (d)   a director who is a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years;

            (e)   a director of the Company who is employed as an executive officer of another entity where any of the executive officers of the Company serve on the compensation committee of such other entity, or if such relationship existed during the past three years;

            (f)    a director who is or was a partner or employee of the Company's outside auditor, and worked on the Company's audit, during the past three years; or

            (g)   a director who owns or controls 20% or more of the Company's voting securities (or such lower measurement as may be established by the SEC in rulemaking under Section 10A(m) of the Securities Exchange Act of 1934, as amended ("Exchange Act");

            (h)   a director who is an affiliated person of the Company or any of its subsidiaries; and

            (i)    a director who accepts any consulting, advisory, or other compensatory fee from the Company, except for fees and other compensation provided to directors for service on the Board or on committees of the Board.

        All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

        At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an "audit committee financial expert" as defined by the SEC. At least one member of the Committee shall have expertise in the regulatory requirements of the Company's industry.

        Audit Committee members shall be appointed by the Board on recommendation of the Executive Committee. The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive sessions at least annually with each of management (preferably following the presentation of the annual audit report or at the time the audit engagement letter is presented for approval); the independent auditors; and, in executive session as a Committee without the presence of non-members to discuss any matters that the Committee or each of these groups believe should be discussed.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

Review Procedures

A.
Review and reassess the adequacy of this Charter, and any provisions of the Company's by-laws which refer to the Audit Committee, at least annually and propose to the Board of Directors necessary or appropriate revisions. Submit the Charter to the Board of Directors for approval and have the document published at least every three years or otherwise in accordance with regulations of the SEC or of any market on which or through which the Company's securities may be traded.

B.
Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments. If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in the Company's annual report on Form 10-K or 10-KSB.

C.
In consultation with management and the independent auditors consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

D.
Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. The Chair of the Committee, or his or her designee, may represent the entire Audit Committee for purposes of this review. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Independent Auditors' section, item E).

E.
Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable. The Chair of the Committee, or his or her designee, may represent the entire Audit Committee for purposes of this review.

Independent Auditors

A.
Appoint independent auditors, subject, if appropriate, to shareholder ratification, and review and evaluate their performance throughout the year. The evaluation should include the review and evaluation of the lead partner of the independent auditor.

B.
Approve any discharge of auditors when circumstances warrant.

C.
Approve the fees and other compensation to be paid to the independent auditors.

D.
On an annual basis, the Committee shall review and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors.

E.
The Committee shall review and preapprove all auditing services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services to be provided to the Company (including any management consulting engagements or any other non-audit services proposed to be undertaken by such auditors on behalf of the Company by the independent auditors), unless:

(i)
the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its independent auditors during the fiscal year in which the nonaudit services are provided;

(ii)
such services were not recognized by the Company at the time of the engagement to be non-audit services; and

(iii)
such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by 1 or more members of the Committee who are members of the Board of directors to whom authority to grant such approvals has been delegated by the Committee.

In no event may an auditor provide any of the following non-audit services, even with consent of the Committee:

  (i)
  bookkeeping or other services related to the accounting records or financial statements of the Company;

  (ii)
  financial information systems design and implementation;

  (iii)
  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

  (iv)
  actuarial services;

  (v)
  internal audit outsourcing services;

  (vi)
  management functions or human resources;

  (vii)
  broker or dealer, investment adviser, or investment banking services;

  (viii)
  legal services and expert services unrelated to the audit; and

  (ix)
  any other service that the Board determines, by regulation, is impermissible.

If the Committee approves any non-audit service to be performed by the independent auditor, it shall be disclosed in a report on Form 10-K, 10-Q or 8-K, as appropriate.

F.
Ensure that it receives from the independent auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see Independent Auditors' section, item E).

G.
Review the independent auditors' audit plan, including scope, staffing, locations, budget, changes to plan, reliance upon management and internal audit and general audit approach and qualifications of auditors.

H.
Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors.

I.
Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applies in its financial reporting.

J.
Annually require the auditors to confirm in writing their understanding of the fact that they are ultimately accountable to the Audit Committee.

K.
Require the Company's auditors to timely report to the Committee:

(i)
all critical accounting policies and practices to be used;

(ii)
all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

(iii)
other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

L.
Require the auditors to rotate every five years the lead or coordinating audit partner in charge of the Company's audit and the audit partner responsible for reviewing the audit.

M.
Set clear policies defining the circumstances under which the Company is permitted to hire former employees of the independent auditors.

N.
On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

Other Audit Committee Responsibilities

A.
Annually prepare a report to shareholders as required by the Securities and Exchange Commission to be included in the Company's annual proxy statement.

B.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

C.
Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the Committee's activities.

Complaints

A.
At least annually, management shall ensure that each employee of the Company is advised in writing (including by any form of electronic transmission which provides the employee the ability to reproduce a written copy of such transmission) that he or she may submit, on a confidential and anonymous basis, complaints regarding accounting, internal accounting controls, or auditing matters and concerns regarding questionable accounting or auditing matters. The advice shall include the name and business address of the Chair of the Committee and shall inform employees that they should direct their complaints to the Chair, in writing, at such address.

B.
Upon receipt of a complaint, the Chair of the Committee shall assign the complaint to any one or more members of the Committee (including the Chair) for preliminary review, and may authorize the use or engagement of such counsel, accountants, investigators or other assistance as the Chair, in the exercise of his or her discretion, shall determine to be appropriate under the circumstances.

C.
Management shall retain the original of all such complaints until further notice by the Committee.

General

A.
Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

B.
The Board of Directors reserves all authority permitted under the rules of the Commission and any exchange or market on or through which the Company's securities may be traded or listed for trading in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.

Capital Corp of the West

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	Common

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1      Election of Directors

1.
To vote for the election of the following persons as Class II Directors of the Company to serve three-year terms or until their successors are elected and qualified:

Nominees: Class II Directors	For	Withhold		For	Withhold
01—John D. Fawcett	☐	☐	03—Curtis A. Riggs	☐	☐
02—Thomas T. Hawker	☐	☐	04—Roberto Salazar	☐	☐

2      Proposal

		For	Against	Abstain
2.	To approve a proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 2002 Stock Option Plan.	☐	☐	☐

        The proxies will vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof as provided in the proxy statement.

Mark this box with an X if you expect to attend this meeting.	☐

3      Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

        To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
/ /

REVOCABLE PROXY	Capital Corp of the West	REVOCABLE PROXY

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company") and the accompanying Proxy Statement dated March 8, 2004 and 2003 Annual Report of the company and revoking any proxy heretofore given, hereby constitutes and appoints Tom Van Groningen and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company to be held at Merced, California, on April 13, 2004 at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

        This proxy may be revoked prior to its exercise.

        The Board of Directors recommends a vote for election as directors of the nominees named on the other side of this proxy and a vote to approve Proposal 2 to increase the number of shares available for stock options. If no other instruction is given, the proxy holders intend to vote for all nominees listed, for Proposal 2, and in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on reverse side.)

Dear Shareholder:

        Capital Corp of the West offers you two additional convenient ways to vote your shares. By following the simple instructions below your vote can now be counted over the telephone or Internet. We encourage you to take advantage of these new features, which eliminate the need to return the proxy card but authorize the named proxies in the same manner as if you had mailed back a marked, signed and dated proxy card. You will be asked to enter a Control Number, which is located at the bottom of this form.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

        Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-416-8422 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
C0123456789	12345

If you vote by telephone or the Internet, DO NOT mail back your proxy.

Proxies submitted by telephone or the Internet must be received by 5:30 pm, Central Time, on April 12, 2004.

Thank you for voting.

Capital Corp of the West

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card	ESOP

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1      Election of Directors

1.
To vote for the election of the following persons as Class II Directors of the Company to serve three-year terms or until their successors are elected and qualified:

Nominees: Class II Directors	For	Withhold		For	Withhold
01—John D. Fawcett	☐	☐	03—Curtis A. Riggs	☐	☐
02—Thomas T. Hawker	☐	☐	04—Roberto Salazar	☐	☐

2      Proposal

		For	Against	Abstain
2.	To approve a proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 2002 Stock Option Plan.	☐	☐	☐

        The proxies will vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof as provided in the proxy statement.

Mark this box with an X if you expect to attend this meeting.	☐

3      Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

        To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
/ /

REVOCABLE PROXY	Capital Corp of the West	REVOCABLE PROXY

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company") and the accompanying Proxy Statement dated March 8, 2004 and 2003 Annual Report of the company and revoking any proxy heretofore given, hereby constitutes and appoints Tom Van Groningen and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company to be held at Merced, California, on April 13, 2004 at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

        This proxy may be revoked prior to its exercise.

        The Board of Directors recommends a vote for election as directors of the nominees named on the other side of this proxy and a vote to approve Proposal 2 to increase the number of shares available for stock options. If no other instruction is given, the proxy holders intend to vote for all nominees listed, for Proposal 2, and in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on reverse side.)

Dear Shareholder:

        Capital Corp of the West offers you two additional convenient ways to vote your shares. By following the simple instructions below your vote can now be counted over the telephone or Internet. We encourage you to take advantage of these new features, which eliminate the need to return the proxy card but authorize the named proxies in the same manner as if you had mailed back a marked, signed and dated proxy card. You will be asked to enter a Control Number, which is located at the bottom of this form.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet! Available 24 Hours a day 7 days a week!

        Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Have this proxy card in hand when you call.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-866-416-8422 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.
C0123456789	12345

If you vote by telephone or the Internet, DO NOT mail back your proxy.

Proxies submitted by telephone or the Internet must be received by 5:30 pm, Central Time, on April 12, 2004

Thank you for voting.

Capital Corp of the West

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

1      Election of Directors

1.
To vote for the election of the following persons as Class II Directors of the Company to serve three-year terms or until their successors are elected and qualified:

Nominees: Class II Directors	For	Withhold		For	Withhold
01—John D. Fawcett	☐	☐	03—Curtis A. Riggs	☐	☐
02—Thomas T. Hawker	☐	☐	04—Roberto Salazar	☐	☐

2      Proposal

		For	Against	Abstain
2.	To approve a proposal to increase the number of shares available for grants of stock options pursuant to the Capital Corp of the West 2002 Stock Option Plan.	☐	☐	☐

        The proxies will vote in their discretion on such other business as may properly come before the Meeting or any adjournment thereof as provided in the proxy statement.

Mark this box with an X if you expect to attend this meeting.	☐

3      Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

        To assure a quorum, you are urged to date and sign this Proxy and mail it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

Signature 1—Please keep signature within the box	Signature 2—Please keep signature within the box	Date (mm/dd/yyyy)
/ /

REVOCABLE PROXY	Capital Corp of the West	REVOCABLE PROXY

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 13, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned holder of common stock acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Corp of the West, a California corporation (the "Company") and the accompanying Proxy Statement dated March 8, 2004 and 2003 Annual Report of the company and revoking any proxy heretofore given, hereby constitutes and appoints Tom Van Groningen and R. Dale McKinney, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of common stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Company to be held at Merced, California, on April 13, 2004 at 7:00 p.m. local time or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.

        This proxy may be revoked prior to its exercise.

        The Board of Directors recommends a vote for election as directors of the nominees named on the other side of this proxy and a vote to approve Proposal 2 to increase the number of shares available for stock options. If no other instruction is given, the proxy holders intend to vote for all nominees listed, for Proposal 2, and in their discretion on such other business as may properly come before the meeting or any adjournment thereof.

(Continued and to be signed on reverse side.)

QuickLinks

CAPITAL CORP OF THE WEST Merced, California 95341-0351 March 8, 2004 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT OF CAPITAL CORP OF THE WEST FOR THE ANNUAL MEETING OF SHAREHOLDERS P.O. Box 351 550 West Main St. MERCED, CALIFORNIA 95341-0351 (209) 725-2269 March 8, 2004
INFORMATION CONCERNING PROXY STATEMENT
PROPOSAL TWO: INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF STOCK OPTIONS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS (As amended by the Board of Directors December 2003)